SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report - July 26, 2004
                         ------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
     ----------------------------------------------------------------------
     (as depositor under a certain Pooling and Servicing Agreement dated as of December 31, 2003, providing for the issuance of Mortgage
                   Pass-Through Certificates, Series 2004-1)
             (Exact Name of Registrant as specified in its charter)



        Delaware                 333-104580-03                52-2029487
------------------------     ---------------------       -----------------------
(State of Incorporation)     (Commission File No.)       (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.
---------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, AV-1, AV-2, M-1, M-2, M-3,
M-4, B-1 and B-2 Certificateholders with respect to the July 26, 2004 Distribution Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EQUITY ONE ABS, INC.



                                        By: /s/ James H. Jenkins
                                           -------------------------------------
                                           James H. Jenkins,
                                           Executive Vice President and CFO


Dated:  July 28, 2004

                                                                     Page 1 of 8
--------------------------------------------------------------------------------
          Equity One Mortgage Pass-Through Certificates, Series 2004-1
                        Statement to Certificateholders
                                 July 26, 2004
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                               DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------
            ORIGINAL        BEGINNING                                                                        ENDING
              FACE          PRINCIPAL                                                 REALIZED DEFERRED     PRINCIPAL
CLASS        VALUE           BALANCE        PRINCIPAL      INTEREST       TOTAL        LOSES   INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------
AF1     205,000,000.00  164,058,918.89  14,163,855.90   204,763.99      14,368,619.89   0.00    0.00    149,895,062.99
AF2      91,000,000.00   91,000,000.00           0.00   188,067.37         188,067.37   0.00    0.00     91,000,000.00
AF3      82,000,000.00   82,000,000.00           0.00   208,606.67         208,606.67   0.00    0.00     82,000,000.00
AF4      55,500,000.00   55,500,000.00           0.00   191,553.18         191,553.18   0.00    0.00     55,500,000.00
AF5      30,350,000.00   30,350,000.00           0.00   129,188.81         129,188.81   0.00    0.00     30,350,000.00
AF6      30,000,000.00   30,000,000.00           0.00   105,083.02         105,083.02   0.00    0.00     30,000,000.00
AV1     124,300,000.00  113,898,038.67   4,196,598.89   156,863.53       4,353,462.42   0.00    0.00    109,701,439.78
AV2     124,350,000.00  111,110,080.68   3,963,970.78   153,023.87       4,116,994.65   0.00    0.00    107,146,109.90
M1       58,500,000.00   58,500,000.00           0.00   230,008.12         230,008.12   0.00    0.00     58,500,000.00
M2       49,500,000.00   49,500,000.00           0.00   210,909.50         210,909.50   0.00    0.00     49,500,000.00
M3       13,500,000.00   13,500,000.00           0.00    59,151.37          59,151.37   0.00    0.00     13,500,000.00
M4       13,500,000.00   13,500,000.00           0.00    60,838.20          60,838.20   0.00    0.00     13,500,000.00
B1       11,250,000.00   11,250,000.00           0.00    27,598.36          27,598.36   0.00    0.00     11,250,000.00
B2       11,250,000.00   11,250,000.00           0.00    34,376.90          34,376.90   0.00    0.00     11,250,000.00
R                 0.00            0.00           0.00         0.00               0.00   0.00    0.00              0.00
-----------------------------------------------------------------------------------------------------------------------
TOTALS  900,000,000.00  835,417,038.24  22,324,425.57  1,960,032.89     24,284,458.46   0.00    0.00    813,092,612.67
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
X       900,000,000.00  849,791,849.84           0.00          5.95              5.95   0.00    0.00    830,333,393.89
-----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------  ----------------------
                                FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                   PASS-THROUGH RATES
--------------------------------------------------------------------------------------------  ----------------------
                                                                                                        CURRENT
                       BEGINNING                                                  ENDING                  RATE
CLASS   CUSIP          PRINCIPAL       PRINCIPAL     INTEREST      TOTAL         PRINCIPAL     CLASS   PASS-THRU
--------------------------------------------------------------------------------------------  ----------------------

AF1     294751DM1     800.28740922   69.09198000    0.99884873   70.09082873    731.19542922    AF1     1.450000 %
AF2     294751DN9   1,000.00000000    0.00000000    2.06667440    2.06667440  1,000.00000000    AF2     2.481000 %
AF3     294751DP4   1,000.00000000    0.00000000    2.54398378    2.54398378  1,000.00000000    AF3     3.054000 %
AF4     294751DQ2   1,000.00000000    0.00000000    3.45140865    3.45140865  1,000.00000000    AF4     4.145000 %
AF5     294751DR0   1,000.00000000    0.00000000    4.25663295    4.25663295  1,000.00000000    AF5     5.110000 %
AF6     294751DS8   1,000.00000000    0.00000000    3.50276733    3.50276733  1,000.00000000    AF6     4.205000 %
AV1     294751DT6     916.31567715   33.76185752    1.26197530   35.02383282    882.55381963    AV1     1.600000 %
AV2     294751DU3     893.52698577   31.87752939    1.23059003   33.10811942    861.64945637    AV2     1.600000 %
M1      294751DV1   1,000.00000000    0.00000000    3.93176274    3.93176274  1,000.00000000    M1      4.720000 %
M2      294751DW9   1,000.00000000    0.00000000    4.26079798    4.26079798  1,000.00000000    M2      5.115000 %
M3      294751DX7   1,000.00000000    0.00000000    4.38158296    4.38158296  1,000.00000000    M3      5.260000 %
M4      294751DY5   1,000.00000000    0.00000000    4.50653333    4.50653333  1,000.00000000    M4      5.410000 %
B1      294751DZ2   1,000.00000000    0.00000000    2.45318756    2.45318756  1,000.00000000    B1      2.850000 %
B2      294751EA6   1,000.00000000    0.00000000    3.05572444    3.05572444  1,000.00000000    B2      3.550000 %
--------------------------------------------------------------------------------------------  ----------------------
TOTALS                928.24115360   24.80491730    2.17781432   26.98273162    903.43623630
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------  ----------------------
X             N/A     944.21316649    0.00000000    0.00000661    0.00000661    922.59265988    X       0.000008 %
--------------------------------------------------------------------------------------------  ----------------------

--------------------------------------------------------------------------------
          IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  RYAN VAUGHN
              JPMorgan Chase Bank - Structured Finance Services NY
                            4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                   Tel: (212) 623-4484 / Fax: (212) 623-5930
                       Email: Ryan.M.Vaughn@JPMorgan.com
--------------------------------------------------------------------------------

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JPMORGAN         Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 2 of 8
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          Equity One Mortgage Pass-Through Certificates, Series 2004-1
                                 July 26, 2004
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)         Funds Allocable to Certificate Principal

                                Group I Scheduled Principal           635,347.51
                                Group I Curtailments                  185,903.50
                                Group I Prepayments                11,524,274.53
                                Group I Repurchases                         0.00
                                Group I Liquidation Proceeds                0.00

                                Group II-A Scheduled Principal         96,033.11
                                Group II-A Curtailments                 7,246.81
                                Group II-A Prepayments              3,554,567.15
                                Group II-A Repurchases                      0.00
                                Group II-A Liquidation Proceeds             0.00

                                Group II-B Scheduled Principal         96,521.88
                                Group II-B Curtailments                 4,258.29
                                Group II-B Prepayments              3,354,303.17
                                Group II-B Repurchases                      0.00
                                Group II-B Liquidation Proceeds             0.00

                                Extra Principal Distribution Amount 2,865,969.62

Sec. 4.03 (a)(ii)       Interest Distribution Amounts

                                Interest Distribution - AF-1          204,763.99
                                Unpaid Interest - AF-1                      0.00
                                Remaining Unpaid Interest - AF-1            0.00

                                Interest Distribution - AF-2          188,067.37
                                Unpaid Interest - AF-2                      0.00
                                Remaining Unpaid Interest - AF-2            0.00

                                Interest Distribution - AF-3          208,606.67
                                Unpaid Interest - AF-3                      0.00
                                Remaining Unpaid Interest - AF-3            0.00

                                Interest Distribution - AF-4          191,553.18
                                Unpaid Interest - AF-4                      0.00
                                Remaining Unpaid Interest - AF-4            0.00

                                Interest Distribution - AF-5          129,188.81
                                Unpaid Interest - AF-5                      0.00
                                Remaining Unpaid Interest - AF-5            0.00

                                Interest Distribution - AF-6          105,083.02
                                Unpaid Interest - AF-6                      0.00
                                Remaining Unpaid Interest - AF-6            0.00

                                Interest Distribution - AV-1          156,863.53

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JPMORGAN         Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 3 of 8
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          Equity One Mortgage Pass-Through Certificates, Series 2004-1
                                  July 26, 2004
--------------------------------------------------------------------------------

                                Unpaid Interest - AV-1                      0.00
                                Remaining Unpaid Interest - AV-1            0.00

                                Interest Distribution - AV-2          153,023.87
                                Unpaid Interest - AV-2                      0.00
                                Remaining Unpaid Interest - AV-2            0.00

                                Interest Distribution - M-1           230,008.12
                                Unpaid Interest - M-1                       0.00
                                Remaining Unpaid Interest - M-1             0.00

                                Interest Distribution - M-2           210,909.50
                                Unpaid Interest - M-2                       0.00
                                Remaining Unpaid Interest - M-2             0.00

                                Interest Distribution - M-3            59,151.37
                                Unpaid Interest - M-3                       0.00
                                Remaining Unpaid Interest - M-3             0.00

                                Interest Distribution - M-4            60,838.20
                                Unpaid Interest - M-4                       0.00
                                Remaining Unpaid Interest - M-4             0.00

                                Interest Distribution - B-1            27,598.36
                                Unpaid Interest - B-1                       0.00
                                Remaining Unpaid Interest - B-1             0.00

                                Interest Distribution - B-2            34,376.90
                                Unpaid Interest - B-2                       0.00
                                Remaining Unpaid Interest - B-2             0.00

                        Interest Reductions
                                Net Prepayment Interest Shortfalls          0.00
                                Relief Act Reductions                     859.52

                                Class AF-1 Interest Reduction              57.25
                                Class AF-2 Interest Reduction              57.05
                                Class AF-3 Interest Reduction              63.28
                                Class AF-5 Interest Reduction              39.19
                                Class AF-4 Interest Reduction             116.24
                                Class AF-6 Interest Reduction              31.88
                                Class AV-1 Interest Reduction              42.51
                                Class AV-2 Interest Reduction              41.84
                                Class M-1 Interest Reduction               69.77
                                Class M-2 Interest Reduction               63.98
                                Class M-3 Interest Reduction               17.94
                                Class M-4 Interest Reduction               18.45
                                Class B-1 Interest Reduction                7.78
                                Class B-2 Interest Reduction                9.84

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JPMORGAN         Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 4 of 8
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          Equity One Mortgage Pass-Through Certificates, Series 2004-1
                                 July 26, 2004
--------------------------------------------------------------------------------

Sec. 4.03(a)(iii)       Available Funds Shortfall

                                Class AF-1 Available Funds Shortfall        0.00
                                Class AF-2 Available Funds Shortfall        0.00
                                Class AF-3 Available Funds Shortfall        0.00
                                Class AF-4 Available Funds Shortfall        0.00
                                Class AF-5 Available Funds Shortfall        0.00
                                Class AF-6 Available Funds Shortfall        0.00
                                Class AV-1 Available Funds Shortfall        0.00
                                Class AV-2 Available Funds Shortfall        0.00
                                Class M-1 Available Funds Shortfall         0.00
                                Class M-2 Available Funds Shortfall         0.00
                                Class M-3 Available Funds Shortfall         0.00
                                Class M-4 Available Funds Shortfall         0.00
                                Class B-1 Available Funds Shortfall         0.00
                                Class B-2 Available Funds Shortfall         0.00

Sec. 4.03(a)(v)         Pool Principal Balances

                                Group I Beginning Pool Balance    619,417,972.79
                                Group I Ending Pool Balance       607,072,447.25
                                Group II-A Beginning Pool Balance 116,239,719.54
                                Group II-A Ending Pool Balance    112,581,872.47
                                Group II-B Beginning Pool Balance 114,134,157.51
                                Group II-B Ending Pool Balance    110,679,074.17
                                Total Beginning Pool Balance      849,791,849.84
                                Total Ending Pool Balance         830,333,393.89

Sec. 4.03(a)(vi)        Servicing Fee

                                Group I Servicing Fee                 258,090.82
                                Group II-A Servicing Fee               48,433.22
                                Group II-B Servicing Fee               47,555.90

Sec. 4.03(a)(viii)      Delinquency Advances

                                Group I Delinquency Advances Included
                                  in Current Distribution                   0.00
                                Group I Recouped Advances Included in
                                  Current Distribution                 31,407.07
                                Group I Recouped Advances From Liquidations 0.00 Group I Aggregate Amount of Advances
                                  Outstanding                               0.00

                                Group II-A Delinquency Advances Included
                                  in Current Distribution                   0.00
                                Group II-A Recouped Advances Included
                                  in Current Distribution              17,658.79
                                Group II-A Recouped Advances From
                                  Liquidations                              0.00
                                Group II-A Aggregate Amount of Advances
                                  Outstanding                               0.00

                                Group II-B Delinquency Advances Included
                                  in Current Distribution                   0.00
                                Group II-B Recouped Advances Included
                                  in Current Distribution                   0.00
                                Group II-B Recouped Advances From
                                  Liquidations                              0.00
                                Group II-B Aggregate Amount of Advances
                                  Outstanding                          70,994.17

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JPMORGAN         Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 5 of 8
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          Equity One Mortgage Pass-Through Certificates, Series 2004-1
                                 July 26, 2004
--------------------------------------------------------------------------------

Section 4.03(a)(ix) A   Group I,Group II-A, and Group II-B Loans Delinquent

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Period       Number     Principal Balance     Percentage
                         0-30 days     413      53,034,268.92           8.74 %
                        31-60 days      46       5,390,197.73           0.89 %
                        61-90 days      15       1,596,885.65           0.26 %
                          91+days        4         548,580.83           0.09 %
                          Total        478      60,569,933.13           9.98 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Period       Number     Principal Balance     Percentage
                         0-30 days     63       8,159,562.26            7.25 %
                        31-60 days      9       1,042,186.66            0.93 %
                        61-90 days      6         557,987.04            0.50 %
                          91+days       1          78,304.67            0.07 %
                           Total       79       9,838,040.63            8.75 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Period       Number     Principal Balance     Percentage
                         0-30 days     51       6,538,248.74            5.91 %
                        31-60 days      8         914,651.23            0.83 %
                        61-90 days      1          93,296.30            0.08 %
                          91+days       0               0.00            0.00 %
                          Total        60       7,546,196.27            6.82 %
                        --------------------------------------------------------

Sec. 4.03 (a)(ix) B     Group I,Group II-A, and Group II-B Loans in Foreclosure

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                          9             1,184,629.35                    0.20 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                          8             1,137,739.30                    1.01 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                         5              823,007.98                      0.74 %
                        --------------------------------------------------------

Sec. 4.03(a)(x),(xi)    Group I,Group II-A, and Group II-B Loans in REO

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JPMORGAN         Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 6 of 8
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          Equity One Mortgage Pass-Through Certificates, Series 2004-1
                                 July 26, 2004
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                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                         0                     0.00                     0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                         0                     0.00                     0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Number          Principal Balance            Percentage
                         0                     0.00                     0.00 %
                        --------------------------------------------------------

                                Market Value of Group I REO Loans           0.00
                                Market Value of Group II-A REO Loans        0.00
                                Market Value of Group II-B REO Loans        0.00

Sec. 4.03(a)(xii)       Aggregate Stated Principal Balance of the Three Largest
                                 Loans

                                Group I Three Largest Loans         1,472,199.11
                                Group II-A Three Largest Loans        974,197.20
                                Group II-B Three Largest Loans      1,401,516.13

Sec. 4.03(a)(xiii)      Net WAC Cap Carryover

                                Class AV-1 Net WAC Cap Carryover Amounts
                                        Due                                 0.00
                                Class AV-1 Net WAC Cap Carryover Amounts
                                        Paid                                0.00
                                Class AV-1 Net WAC Cap Carryover Remaining
                                        Amounts Due                         0.00
                                Class AV-2 Net WAC Cap Carryover Amounts
                                        Due                                 0.00
                                Class AV-2 Net WAC Cap Carryover Amounts
                                        Paid                                0.00
                                Class AV-2 Net WAC Cap Carryover Remaining
                                        Amounts Due                         0.00
                                Class B-1 Net WAC Cap Carryover Amounts Due 0.00 Class B-1 Net WAC Cap Carryover Amounts
                                        Paid                                0.00
                                Class B-1 Net WAC Cap Carryover Remaining
                                        Amounts Due                         0.00
                                Class B-2 Net WAC Cap Carryover Amounts Due 0.00 Class B-2 Net WAC Cap Carryover Amounts
                                        Paid                                0.00
                                Class B-2 Net WAC Cap Carryover Remaining
                                        Amounts Due                         0.00

Sec. 4.03(a)(xiv)       Aggregate Principal Balance of Balloon Loans
                        with Original Terms <= 36 Months and 60+ Contractually
                        Past Due

                                Group I Aggregate Principal Balance of Balloon
                                        Loans                               0.00
                                Group II-A Aggregate Principal Balance of
                                        Balloon Loans                       0.00
                                Group II-B Aggregate Principal Balance of
                                        Balloon Loans                       0.00

Sec. 4.03 (a)(xv),(xxii)        Realized Losses

                                Group I Current Period Realized Losses      0.00
                                Group I Cumulative Realized Losses          0.00

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JPMORGAN         Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 7 of 8
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          Equity One Mortgage Pass-Through Certificates, Series 2004-1
                                 July 26, 2004
--------------------------------------------------------------------------------

                                Group II-A Current Period Realized Losses   0.00
                                Group II-A Cumulative Realized Losses       0.00
                                Group II-B Current Period Realized Losses   0.00
                                Group II-B Cumulative Realized Losses       0.00

Sec. 4.03 (a)(xvi)      Reserve Fund

                                Beginning Balance of Reserve Fund           0.00
                                Funds Withdrawn From Reserve Fund For
                                        Distribution                        0.00
                                Funds Deposited to Reserve Fund             0.00
                                Ending Balance of Reserve Fund              0.00

Sec. 4.03 (a)(xvii)     Number of Loans Repurchased

                                Group I Number of Loans Repurchased         0.00
                                Group II-A Number of Loans Repurchased      0.00
                                Group II-B Number of Loans Repurchased      0.00

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JPMORGAN         Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 8 of 8
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          Equity One Mortgage Pass-Through Certificates, Series 2004-1
                                 July 26, 2004
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Sec. 4.03 (a)(xviii)    Weighted Average Mortgage Rate of Outstanding Loans
                          (as of first day of related Due Period)

                                Group I Weighted Average Mortgage Rate 7.38 % Group II-A Weighted Average Mortgage Rate 7.28 % Group II-B Weighted Average Mortgage Rate 7.16 %

Sec. 4.03 (a)(xix)      Weighted Average Remaining Term of Outstanding Loans

                                Group I Weighted Average Remaining Term 327.00 Group II-A Weighted Average Remaining
                                  Term                                    353.00
                                Group II-B Weighted Average Remaining
                                  Term                                    353.00

Sec. 4.03 (a)(xxi),     Overcollateralization Amounts
   (xxii),(xxiii)

                                Overcollateralization Amount       17,240,781.22
                                Overcollateralization Target
                                  Amount                           39,150,000.00
                                Overcollateralization Release Amount        0.00
                                Overcollateralization Deficiency
                                  Amount                           21,909,218.78

Sec. 4.03 (a)(xxiv)     Trigger Events

                                Has a Trigger Event Occurred and is
                                  continuing?                                 NO
                                Cumulative Realized Losses as a percentage
                                of the Original Pool Balance              0.00 %
                                Senior Enhancement Percentage            18.97 %
                                Senior Specified Enhancement Percentage  43.70 %

Sec. 4.03 (a)(xxv)      60+ Day Delinquent Loans

                                60+ Day Delinquent Loans as a percentage
                                  of the current Pool Balance             0.73 %

Sec. 4.03 (a)(xxvi)     Amount of Funds Collected by Trustee under
                          Yield Maintenance Agreement                       0.00

Sec. 4.03 (a)(xxvii)    Pre-Funded Amount                                   0.00

Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.